UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 24, 2007
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)		89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-10
EX-99

Item 1.01. Entry into a Material Definitive Agreement.
     On April 24, 2007, MGM MIRAGE, a Delaware corporation (“Company”), entered into a loan agreement (“Loan Agreement”) with The M Resort LLC, a Nevada limited liability company (“The M Resort”), in connection with The M Resort’s development of an 80-acre mixed use development located on the southeast corner of St. Rose Parkway and Las Vegas Boulevard (“The M Resort Development”). The Loan Agreement provides for certain financial, affirmative and negative covenants, including a limitation on the amount of senior debt that The M Resort may incur.
     The Company has committed, subject to certain conditions, to finance $160 million of The M Resort Development in the form of a subordinated convertible note issued pursuant to the Loan Agreement. The note matures eight years from its effective date and contains certain optional and mandatory redemption provisions. The Company has the right to convert such note into a 50% equity interest in The M Resort after eighteen months of the note’s issuance if not repaid.
     The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by the terms of the Loan Agreement, which is filed as Exhibit 10 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On April 26, 2007, the Company issued a press release, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K, announcing the Loan Agreement.
     The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release attached as Exhibit 99 hereto, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”).
Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

No.	Description

10	Loan Agreement with The M Resort LLC dated April 24, 2007.

99*	Text of the press release of the Company dated April 26, 2007.

  *    Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: April 26, 2007	By: Name:	/s/ Bryan L. Wright Bryan L. Wright
	Title:	Senior Vice President, Assistant General Counsel and Assistant Secretary

INDEX TO EXHIBITS

No.	Description

10	Loan Agreement with The M Resort LLC dated April 24, 2007.

99*	Text of the press release of the Company dated April 26, 2007.

  *    Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.